UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

TimefireVR Inc.

(formerly EnergyTek Corp.)

(Exact name of registrant as specified in its charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7690 E. Camelback Rd. Suite 511 Scottsdale AZ	85251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 875-9928

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective December 21, 2017, TimefireVR Inc., a Nevada corporation (the “Company”) closed on a private placement offering (the “Offering”) with institutional investors (the “Investors”) pursuant to which the Company issued and sold the Investors Senior Secured Convertible Promissory Notes (the “Notes”) in the total principal amount of $703,947.38, with an original issue discount of 5%, for gross proceeds to the Company of $668,750. The Notes mature on January 19, 2018 (the “Maturity Date”) and bear interest at 8% per annum. On the Maturity Date, the Company must repay an amount equal to 120% of outstanding principal and accrued interest. The Investors may elect to convert the Notes into common stock of the Company at $0.03 per share, subject to adjustment (the “Conversion Price”). In addition, the Notes are redeemable by the Company following issuance at an amount equal to 110% of outstanding principal and accrued interest, subject to upward adjustment under certain circumstances.

The foregoing description of the Offering is a summary only and is qualified in its entirety by the full text of the Securities Purchase Agreement related to the Offering, the form of Note, and the form of Security Agreement, each of which is filed as an exhibit hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure included under Item 2.03, above, is incorporated by reference herein. The Notes and the shares of common stock issuable upon conversion and exercise of the Notes have not been registered under the Securities Act of 1933 (the “Act”) and were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Act and Rule 506(b) promulgated thereunder. These Notes and shares may not be offered or sold in the absence of an effective registration statement or exemption from the registration requirements under the Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Senior Secured Convertible Promissory Note

* Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TimefireVR Inc.

Date: December 22, 2017	By: /s/ Jonathan Read
Name: Jonathan Read
Title: Chief Executive Officer